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EXHIBIT 10.25

                               FIFTH AMENDMENT TO
                       CONVERTIBLE SECURED PROMISSORY NOTE

      THIS FIFTH AMENDMENT TO CONVERTIBLE SECURED PROMISSORY NOTE (the "Fifth Amendment") is made and entered into as of November 14, 2005, by and among NORTHWEST BIOTHERAPEUTICS, INC., a Delaware corporation (the "Maker") and_______ (the "Holder"). This Fifth Amendment amends the Note (as defined below).

                                    RECITALS

A. Section 10 of that certain Convertible Secured Promissory Note, dated as of November 12, 2003 and amended on April 26, 2004, April 12, 2005, June 16, 2005 and July 26, 2005, by and between the Maker and the Holder (as so amended the "Note"), states that any provision of such note may be amended or waived in writing by the Holder and the Maker; and

B. The Maker and the Holder wish to amend the Note as provided below.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Section 1 of the Note is hereby amended and restated in its entirety as follows:

      "1. Maturity Date. The aggregate principal amount of this Note and accrued interest thereon shall be due and payable on January 31, 2006 (such date, the "Maturity Date")."

2. All other terms and conditions of the Note shall be unaffected hereby and remain in full force and effect

3. This Fifth Amendment shall be shall be governed by and construed under the laws of the State of Washington as applied to agreements among Washington residents entered into and to be performed entirely within the State of Washington.

4. This Fifth Amendment may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.

                            [SIGNATURE PAGE FOLLOWS]

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      IN WITNESS WHEREOF, the parties hereto have executed this FIFTH AMENDMENT
TO CONVERTIBLE SECURED PROMISSORY NOTE as of the date first above written.

MAKER:

NORTHWEST BIOTHERAPEUTICS, INC.,
a Delaware corporation

By:________________________
Name:______________________
Title:_____________________

HOLDER:

___________________________
Name:

259046 v2/RE

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